Loss per share	12 Months Ended
Dec. 31, 2025
Loss Per Share [abstract]
Loss per share
18.	Loss per share

Net loss per Class B Subordinate Voting Share represents net loss attributable to common shareholders divided by the weighted average number of Class B Subordinate Voting Shares outstanding during the year.

For all the years presented, diluted loss per share equals basic loss per share due to the anti-dilutive effect of warrants, share options, PSUs and RSUs. The outstanding number and type of securities that could potentially dilute basic net loss per share in the future but would have decreased the loss per share (anti-dilutive) for the years ended December 31, 2025, 2024, and 2023 are as follows:

	December 31, 2025	December 31, 2024	December 31, 2023
	#	#	#
Warrants	32	210,370	210,370
Share Options	160,956	42,456	42,456
RSUs	97,600	32,690	32,690
	258,588	285,516	285,516